UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024 (May 14, 2024)

ISUN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Avenue D, Suite 10, Williston, Vermont 05495
(Address of Principal Executive Offices) (Zip Code)
(802) 658-3378
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ISUN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in iSun, Inc.’s (the “Company”) Current Report on Form 8-K filed on May 19, 2023, the Company received notice from The Nasdaq Stock Market (“Nasdaq”) indicating that the Company did not satisfy Nasdaq Listing Rule 5500(a)(2), insofar as the bid price for the Company’s Common Stock was less than $1.00 per share for the previous 30 consecutive business days, and in accordance with the Nasdaq Listing Rules, the Company had been provided a 180-day grace period within which to regain compliance with that requirement, through May 13, 2024.

On May 14, 2024, the Company received a second letter from the Nasdaq Listing Qualifications Staff indicating that, based upon the Company’s continued non-compliance with Nasdaq Listing Rule 5550(a)(2), the Company’s securities would be subject to delisting from The Nasdaq Capital Market unless the Company timely requests a hearing before a Nasdaq hearings panel.

The Company does not intend to request a hearing before that panel in regards to non-compliance with Nasdaq Listing Rule 5500(a)(2) and, as a result, trading of the Company’s Common Stock on The Nasdaq Capital Market will be suspended at the opening of business on May 23, 2024.

The Company anticipates pursuing the trading of its Common Stock on the OTC market. The Company can provide no assurance that the Common Stock will commence or continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Common Stock on this market, whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market or whether quotes for the Common Stock will continue on this market in the future.

The Company does not anticipate that the foregoing affect the Company’s business operations or its reporting with the Securities and Exchange Commission. .

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Letter from Brie Charles, Director, Nasdaq Listing Qualifications
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2024

iSun, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer